MERCER FUNDS

SUPPLEMENT
TO THE
PROSPECTUS
DATED JULY 31, 2026

Mercer US Small/Mid Cap Equity Fund

The date of this Supplement is November 13, 2026.

The following changes are made in the Prospectus of Mercer Funds (the “Prospectus”):

The Board of Trustees of Mercer Funds has approved the appointment of Frontier Capital Management Company, LLC (“Frontier”) as subadviser to Mercer US Small/Mid Cap Equity Fund (the “Fund”). Frontier is being appointed to replace Loomis, Sayles and Company, L.P. (“Loomis”). Effective as of the dates noted below, the Prospectus is amended as described below to reflect such subadviser change, as well as certain other changes.

1. Effective November 13, 2026, all references to Loomis are deleted in their entirety from the Prospectus.

2. Effective November 13, 2026, the following information relating to Frontier as subadviser to the Fund is hereby added under the section titled “Fund Management – Subadvisers and Portfolio Managers” on page 6 of the Prospectus:

Frontier Capital Management Company, LLC (“Frontier”)

•	James A. Colgan, Lead Portfolio Manager, Frontier Small Cap Growth, Management Committee, joined Frontier in 1998. Mr. Colgan began managing Frontier’s allocated portion of the Fund’s portfolio in November 2026.
•	Nathan A. Hayman, Portfolio Manager, Frontier Small Cap Growth, joined Frontier in 2008. Mr. Hayman began managing Frontier’s allocated portion of the Fund’s portfolio in November 2026.

3. Effective November 13, 2026, in the section titled “Mercer US Small/Mid Cap Equity Fund – The Subadvisers” beginning on page 50 of the Prospectus, the following paragraphs relating to Frontier, as subadviser to the Fund, are added:

Frontier Capital Management Company, LLC (“Frontier”), with its principal office located at One Liberty Square, Boston, Massachusetts 02109, serves as a subadviser to the Fund. Founded in 1980, Frontier is a registered investment adviser under the Advisers Act and is organized as a limited liability company. Frontier is majority-owned by Affiliated Managers Group, Inc. ("AMG"), a publicly traded asset management company with equity investments in a diverse group of investment management firms, while the remaining ownership interest is held by Frontier employees.

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The allocated portion of the Fund’s portfolio managed by Frontier is managed on a team basis. James A. Colgan is the Lead Portfolio Manager and is responsible for the day-to-day portfolio management of the Fund. Nathan A. Hayman supports Mr. Colgan in his role as Lead Portfolio Manager for the Fund.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

The allocated portion of the Fund’s portfolio managed by Frontier seeks to generate superior results over varying market cycles through rigorous, fundamental research. Frontier pursues long-term capital appreciation by employing a Growth at a Reasonable Price approach to identify U.S. small-capitalization equity companies with solid or improving businesses and long-term unrecognized earnings power that are selling at attractive valuations.

Under normal circumstances, Frontier will build a portfolio of generally 90-120 holdings based on the recommendations from the analyst team and the conclusions reached during their own due diligence of the investable universe. Frontier’s goal is to assemble a portfolio of holdings that stand to benefit from not one but many potential drivers of shareholder value such as revenue acceleration, margin expansion, capital restructuring and/or upward multiple revisions.

Once Frontier has constructed a portfolio, it conducts regular due diligence on the holdings to constantly assess the validity of its initial investment research. Capital preservation is a critical component of long-term investment performance; therefore, Frontier typically sells positions when the investment thesis has adversely changed. Stocks are sold when they have reached Frontier’s price target or when their valuation begins to reflect excessive expectations in the market. In addition, the competitive dynamics of a business may change or prove to be less favorable than Frontier had believed, which ultimately can call into question the earnings potential of the stock. Once a stock is sold, capital is recycled into new, more promising ideas or redistributed across the remaining holdings.

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